The
High Yield
Plus Fund,
Inc.

SEMI
ANNUAL
REPORT
September 30, 1999

Letter To Shareholders                       October 15, 1999

Dear Shareholder:

While the high yield market showed signs of strength during the first part of the six month period, that strength quickly ebbed during the summer, and it is fair to say that the high yield market experienced a difficult period from June through September. The last several months of the semi-annual period have been marked by poor demand for high yield securities, as reflected in redemptions from open-end mutual funds, generally weak liquidity in fixed income markets, and escalating credit problems, as evidenced by a sharply higher rate of default. With respect to the default rate, we would note that the par default rate, as tracked by Credit Suisse First Boston is running at 2.8% through
August 31, 1999. Annualized, this would equate to a rate of 4.2%. This rate would be up significantly from last year's rate of 1.1%. Default rates for the overall market last peaked in the 1990-1991 time frame, when they ran at 8.0% and 9.3% respectively.

Despite the rapid increase in the market's default rate, we see few similarities between the 1990 and 1999 markets. At the start of the decade, the US economy was in recession. (Leveraged companies tend to be more damaged by recession given their large, fixed, high cost debt.) More importantly, during the 1989--1990 timeframe, commercial banks, particularly the money center banks, were encountering severe credit problems and many were capital constrained. The FDIC acted to limit lending to "highly leveraged transactions" effectively restricting lending to high yield companies. This broad lack of financing proved fatal to many issuers already struggling with weak economic conditions. (In addition, the public debt markets and the insurance sector were also capital constrained at the time.)

Today the US economy is firm, if not vibrant. While commercial banks may be less amenable to lending to certain leveraged sectors such as energy, finance and healthcare, these trends are on the margin and do not reflect regulatory prohibitions. In fact, most banks today are well capitalized.

Perhaps more comforting, the global economy appears to be strengthening. Going forward, we expect that a stronger Asia and Europe will provide positive momentum for some of the more cyclical industries that have been hurt by commodity weakness over the last several years. This may give these issuers a spell of relief and also reopen their access to capital. (We would argue that over the last two years, the extreme recession in Asia and a sluggish Europe had a much more deleterious effect on US industrial companies than commonly supposed; most industries today are irreversibly global in nature.) While the high yield market appears to have priced in a fairly significant default rate, we believe that the overall default rate may moderate over the next year assuming the global economy progresses as expected. Given these observations, we believe that the market's weak technical conditions, exacerbated by credit fears, have created some compelling valuations.

Fund Performance.

The Fund's total returns for periods ended September 30, 1999 are shown on the following table. For comparison, we have also provided the returns of the Lipper Closed-End
Leveraged High Yield category, an average of 27 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group. In addition, we have provided the returns of the First Boston Global High Yield Index, an unmanaged Trader
Priced Portfolio constructed to mirror the high yield debt market including fixed income, non-convertible, and U.S.
dollar denominated securities that must be rated BB or below by Moody's or S&P, which does not contain any leverage. The Fund's performance over the year benefited from its exposure to certain Yankee issues (US$ foreign issuers) that appreciated during the year, following upon extreme weakness a year ago.

TOTAL RETURNS
For the Periods Ended September 30, 1999
                               6 Months    12 Months    24 Months
High Yield Plus Fund (NAV)1     (1.7)%       10.2%        (2.4)%
Lipper CEHY -- Leveraged        (2.0)         3.4         (1.5)
First Boston High Yield         (0.5)%        3.9         -1.7

1 Represents NAV-basis performance calculations as provided by Lipper Analytical Services, Inc. Past performance is no guarantee of future results.

During the period, the Fund was not immune to defaults. (Any default experience is included in the Fund's returns above.) While our experience with several defaults during the period was clearly disappointing, we would observe that our strategy of investing with a high degree of diversification, thereby limiting exposure to any single issuer, mitigates some degree of default risk. Because the market has been extremely risk averse as of late, valuations of "troubled" securities are perhaps unduly pressured. In some instances, this may create attractive investment opportunities. Our challenge is always to balance potential return relative to underlying risk.

The Fund is leveraged and has a $50 million credit line provided by BankBoston and State Street Bank and Trust. As of September 30, 1999, the Fund had drawn $40 million on the line. Borrowings fluctuate depending on investment opportunities. As of September 30, 1999, the Fund's shares were priced at $7.25. This price reflected a 6.5% premium to the Fund's net asset value of $6.81 per share. The Fund's monthly dividend rate of $0.0725 per share equates to an annualized yield of 12.0% relative to the stock price.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Catherine A. Smith
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--136.3%
CORPORATE BONDS--130.1%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--3.1%
Argo-Tech Corp., Sr. Sub. Notes                                  B3             8.625%      10/01/07   $     990     $    846,450
L-3 Communications Corp., Sr. Sub. Notes                         B2             8.50         5/15/08         750          716,250
Loral Space & Communications Ltd., Sr. Notes                     B1             9.50         1/15/06       1,000          852,500
Moog, Inc., Sr. Sub. Notes, Ser. B                               B1            10.00         5/01/06         750          761,250
                                                                                                                     ------------
                                                                                                                        3,176,450
------------------------------------------------------------------------------------------------------------------------------
Automotive--4.4%
Accuride Corp., Sr. Sub. Notes                                   B2             9.25         2/01/08       1,250        1,184,375
Exide Corp., Sr. Notes                                           B1            10.00         4/15/05         850          841,500
Federal-Mogul Corp., Sr. Notes                                   Ba2            8.80         4/15/07         500          494,765
Johnstown America Industries, Inc., Sr. Sub. Notes               B2            11.75         8/15/05       1,000        1,020,000
Key Plastics, Inc., Sr. Sub. Notes, Ser. B                       B3            10.25         3/15/07         500          415,000
LDM Technologies, Inc., Sr. Sub. Notes, Ser. B                   B3            10.75         1/15/07         695          618,550
                                                                                                                     ------------
                                                                                                                        4,574,190
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--1.4%
Anthony Crane Rental L.P., Sr. Notes                             B3             10.375       8/01/08         500          450,000
Nortek, Inc.,
   Sr. Notes, Ser. B                                             B1              9.25        3/15/07         350          340,375
   Sr. Notes                                                     B1              8.875       8/01/08         750          710,625
                                                                                                                     ------------
                                                                                                                        1,501,000
------------------------------------------------------------------------------------------------------------------------------
Cable--7.2%
Adelphia Communications Corp.,
   Sr. Notes                                                     B1              9.875       3/01/07         650          663,000
   Sr. Notes, Ser. B                                             B1              8.375       2/01/08         750          703,125
   Sr. Notes, Ser. B                                             B1              7.75        1/15/09         250          226,250
Cablevision S.A., Sr. Notes                                      B1             13.75        5/01/09         500          465,000
Century Communications Corp., Sr. Disc. Notes                    B1            Zero          3/15/03         225          157,500
Charter Communications Holdings, Sr. Notes                       B2              8.25        4/01/07       2,000        1,865,000
Insight Midwest L.P., Sr. Notes                                  B1              9.75       10/01/09         345          345,000
Multicanal S.A.,
   Sr. Notes, Ser. E                                             B1             13.125       4/15/09         450          419,625
   Sr. Notes                                                     B1             10.50        2/01/07         500          397,500
   Sr. Notes                                                     B1             10.50        4/15/18         230          174,800

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable (cont.d)
NTL, Inc., Sr. Notes, Ser. B                                     B3             10.00%       2/15/07   $     750     $    768,750
Optel, Inc., Sr. Notes                                           Caa3           11.50        7/01/08       1,250          800,000
Rogers Communications, Inc., Sr. Notes                           B2              8.875       7/15/07         500          512,500
                                                                                                                     ------------
                                                                                                                        7,498,050
------------------------------------------------------------------------------------------------------------------------------
Chemicals--6.6%
Acetex Corp., Sr. Sec. Notes (Canada)                            B3              9.75       10/01/03         750 (d)      660,000
ARCO Chemical Co.                                                Ba3             9.375      12/15/05       1,000          980,000
ARCO Chemical Co.                                                Ba3             9.80        2/01/20       1,250        1,187,500
Huntsman ICI Chemicals LLC, Sr. Sub. Notes                       B2             10.125       7/01/09         805          790,913
Lyondell Chemical Co., Sr. Sub. Notes                            B2             10.875       5/01/09         655          658,275
PCI Chemicals Canada, Inc., Sr. Notes, Ser. B (Canada)           B2              9.25       10/15/07         750 (d)      562,500
Philipp Brothers Chemicals, Inc., Sr. Sub. Notes                 B3              9.875       6/01/08         500          440,000
Pioneer Americas Acquisition Corp., Sr. Notes, Ser. B            B2              9.25        6/15/07          15           11,550
Royster-Clark, Inc., First Mtge. Notes                           B2             10.25        4/01/09         490          445,900
Sterling Chemical Holdings, Inc.,
   Sr. Sub. Notes                                                Caa3           11.75        8/15/06         270          162,000
   Sr. Sub. Notes                                                Caa3           11.25        4/01/07         625          362,500
Texas Petrochemicals Corp., Sr. Sub. Notes, Ser. B               B3             11.125       7/01/06         750          630,000
                                                                                                                     ------------
                                                                                                                        6,891,138
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--7.5%
Allied Waste North America, Inc.,
   Sr. Notes                                                     Ba3             7.625       1/01/06         750          667,500
   Sr. Sub. Notes                                                B2             10.00        8/01/09         750          684,375
Bell Sports, Inc., Sr. Sub. Notes                                B3             11.00        8/15/08         670          676,700
Corning Consumer Prod. Co., Sr. Sub. Notes                       B3              9.625       5/01/08       1,350        1,066,500
Evenflo Co., Inc., Sr. Notes, Ser. B                             B2             11.75        8/15/06         500          490,000
Pillowtex Corp., Sr. Sub. Notes, Ser. B                          B3              9.00       12/15/07         750          465,000
Polaroid Corp., Sr. Notes                                        Ba3            11.50        2/15/06         905          944,594
Revlon Worldwide, Sr. Disc. Notes, Ser. B                        Caa3          Zero          3/15/01         750          412,500
Simmons Co., Sr. Sub. Notes                                      B3             10.25        3/15/09         500          492,500
True Temper Sports, Inc., Sr. Sub. Notes                         B3             10.875      12/01/08       1,000          950,000
Westpoint Stevens, Inc., Sr. Notes                               Ba3             7.875       6/15/08       1,000          900,000
                                                                                                                     ------------
                                                                                                                        7,749,669
------------------------------------------------------------------------------------------------------------------------------
Containers--2.5%
BWay Corp., Sr. Sub. Notes, Ser. B                               B2             10.25        4/15/07         750          750,000
Consumers Packaging, Inc., Sr. Notes                             B1              9.75        2/01/07         730          657,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Containers (cont'd.)
Silgan Holdings, Inc.,
   Sr. Sub. Deb.                                                 B1              9.00%       6/01/09   $   1,000     $    960,000
   Sub. Deb., PIK                                                B1             13.25        7/15/06         200          218,000
                                                                                                                     ------------
                                                                                                                        2,585,000
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--3.4%
Abraxas Petroleum Corp., Sr. Notes, Ser. B                       Caa2           11.50       11/01/04         500          345,000
Clark R & M, Inc., Sr. Notes                                     Ba3             8.625       8/15/08         500          437,500
Frontier Oil Corp., Sr. Notes                                    B1              9.125       2/15/06         750          712,500
Kelley Oil & Gas Corp., Sr. Sub. Notes, Ser. B                   Ca             10.375      10/15/06         350          171,500
P & L Coal Holdings Corp., Sr. Notes                             Ba3             8.875       5/15/08       1,000          972,500
RAM Energy, Inc., Sr. Notes                                      Caa1           11.50        2/15/08         635          295,275
RBF Finance Co., Sr. Sec. Notes                                  Ba3            11.00        3/15/06         370          388,500
Tatneft Finance, Gtd. Bonds (Russia)                             Ca              9.00       10/29/02         500 (d)      242,500
                                                                                                                     ------------
                                                                                                                        3,565,275
------------------------------------------------------------------------------------------------------------------------------
Entertainment--1.1%
Carmike Cinemas, Inc., Sr. Sub. Notes, Ser. B                    B2              9.375       2/01/09         750          690,000
Loews Cineplex Entertainment Corp., Sr. Sub. Notes               B3              8.875       8/01/08         500          445,000
                                                                                                                     ------------
                                                                                                                        1,135,000
------------------------------------------------------------------------------------------------------------------------------
Financial Services--5.1%
Bangkok Bank Public Co., Deb. (Thailand)                         B+(c)           8.75        3/15/07       1,000 (d)      799,300
FirstFed Financial Corp., Sr. Notes                              B2             11.75       10/01/04         500          505,000
Fugi JGB Investment LLC                                          Ba1             9.87       12/31/49         500          505,000
Ocwen Federal Bank, Sub. Deb.                                    B1             12.00        6/15/05         500          470,000
Olympic Financial, Ltd., Sr. Notes                               B3             11.50        3/15/07         750 (e)      562,500
Thai Farmers Bank Ltd., Sub. Notes (Thailand)                    Ba1             8.25        8/21/16       1,500 (d)      997,500
Western Financial Svgs. Bank, Sub. Cap. Deb.                     B2              8.875       8/01/07       1,640        1,451,400
                                                                                                                     ------------
                                                                                                                        5,290,700
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging--3.3%
Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon (until
   12/15/02)                                                     Caa1           12.50       12/15/07       1,137          835,695
John Q. Hammons Hotels., First Mtge. Bonds                       B2              8.875       2/15/04       1,500        1,372,500
Purina Mills, Inc., Sr. Sub. Notes                               Ca              9.00        3/15/10         500 (b)      115,000
Vlasic Foods International, Inc., Sr. Sub. Notes                 B2             10.25        7/01/09       1,250        1,131,250
                                                                                                                     ------------
                                                                                                                        3,454,445

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Gaming--2.4%
Hollywood Casino Corp., Sr. Sub. Notes                           B3             11.25%       5/01/07   $   1,000     $  1,007,500
Lady Luck Gaming Corp., First Mtge. Notes                        B2             11.875       3/01/01       1,000        1,010,000
Venetian Casino Resort LLC, First Mtge. Notes                    B3             12.25       11/15/04         600          474,000
                                                                                                                     ------------
                                                                                                                        2,491,500
------------------------------------------------------------------------------------------------------------------------------
General Industrial--8.3%
Anchor Glass Container Corp., First Mtge. Notes                  B2             11.25        4/01/05         685          685,000
AXA S.A. De CV, Gtd. Notes (Mexico)                              B1              9.00        8/04/04         850 (d)      714,000
Clark Material Handling Co., Sr. Notes, Ser. D                   B1             10.75       11/15/06       1,500        1,200,000
Grove Worldwide LLC, Sr. Sub. Notes                              Caa1            9.25        5/01/08         595          285,600
Henry Co., Sr. Notes, Ser. B                                     B3             10.00        4/15/08       1,000          660,000
International Wire Group, Inc., Sr. Sub. Notes, Ser. B           B3             11.75        6/01/05         750          766,875
IT Group, Inc., Sr. Sub. Notes                                   B3             11.25        4/01/09         500          472,500
Neenah Corp., Sr. Sub. Notes, Ser. B                             B3             11.125       5/01/07         750          690,000
Numatics, Inc., Sr. Sub. Notes, Ser. B                           B3              9.625       4/01/08         375          315,000
Terex Corp., Sr. Sub. Notes, Ser. D                              B2              8.875       4/01/08         750          705,000
United Rentals, Inc., Sr. Sub. Notes                             B1              9.00        4/01/09       1,500        1,410,000
WESCO Distribution, Inc., Sr. Sub. Notes                         B2              9.125       6/01/08         750          705,000
                                                                                                                     ------------
                                                                                                                        8,608,975
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--1.0%
Homeland Stores, Inc., Sr. Notes                                 NR             10.00        8/01/03       1,250        1,037,500
------------------------------------------------------------------------------------------------------------------------------
Health Care--8.0%
Alaris Medical Systems, Inc., Sr. Sub. Notes                     B3              9.75       12/01/06         850          773,500
Alaris Medical, Inc., Sr. Disc. Notes                            Caa1           11.125       8/01/08         750          386,250
Beverly Enterprises, Inc., Sr. Notes                             Ba3             9.00        2/15/06         750          645,937
Columbia/HCA Healthcare Corp., Notes                             Ba2             7.25        5/20/08         720          630,029
Conmed Corp., Sr. Sub. Notes                                     B3              9.00        3/15/08         750          690,000
DJ Orthopedics LLC, Sr. Sub. Notes                               B3             12.625       6/15/09       1,250        1,178,125
Mediq, Inc., Sr. Sub. Notes                                      B3             11.00        6/01/08       1,250          812,500
Packard Bioscience Co., Sr. Sub. Notes, Ser. B                   B3              9.375       3/01/07         250          230,000
Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B                   Ba3             8.125      12/01/08         850          775,625
Triad Hospitals Holdings, Inc., Sr. Sub. Notes                   B3             11.00        5/15/09         855          846,450
Universal Hospital Svcs., Sr. Notes                              B3             10.25        3/01/08       1,750        1,347,500
                                                                                                                     ------------
                                                                                                                        8,315,916
------------------------------------------------------------------------------------------------------------------------------
Home Building & Real Estate--6.6%
Beazer Homes USA, Inc., Sr. Notes                                Ba3             8.875       4/01/08       1,250        1,125,000
D.R. Horton, Inc., Sr. Notes                                     Ba1             8.00        2/01/09         750          678,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Home Building & Real Estate (cont'd.)
Kaufman & Broad Home Corp., Sr. Sub. Notes                       B1             9.625%      11/15/06   $     250     $    251,250
LNR Property Corp., Sr. Sub. Notes                               B1            10.50         1/15/09         750          738,750
Presley Companies, Sr. Notes                                     Caa3          12.50         7/01/01       1,000          835,000
Ryland Group, Inc., Sr. Sub. Notes                               B1             8.25         4/01/08         750          690,000
Standard Pacific Corp., Sr. Notes                                Ba2            8.50         6/15/07         750          708,750
U.S. Home Corp., Sr. Sub. Notes                                  B1             8.88         8/15/07         500          450,000
Webb Delaware Corp., Sr. Sub. Deb.                               B2            10.25         2/15/10       1,500        1,395,000
                                                                                                                     ------------
                                                                                                                        6,872,500
------------------------------------------------------------------------------------------------------------------------------
Media & Communications--11.5%
Ackerley Group, Inc., Sr. Sub. Notes, Ser. B                     B2             9.00         1/15/09         750          716,250
Big Flower Press Holdings, Inc., Sr. Sub. Notes                  B2             8.625       12/01/08         750          720,000
Echostar DBS Corp., Notes                                        B2             9.25         2/01/06       1,000          987,500
Fox/Liberty Networks LLC,
   Sr. Disc. Notes, Zero Coupon (until 8/15/02)                  Ba1            9.75         8/15/07       1,000          785,000
   Sr. Notes                                                     Ba1            8.875        8/15/07         260          262,600
Globo Comunicacoes e Participacoes S.A., Notes (Brazil)          B2            10.50        12/20/06       1,750 (d)    1,308,125
Innova S de R.L., Sr. Notes (Mexico)                             B3            12.875        4/01/07       1,750 (d)    1,426,250
Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                       B3            10.00         3/01/08       1,350          884,250
Sullivan Graphics, Inc., Sr. Sub. Notes                          Caa1          12.75         8/01/05       1,000        1,020,000
Sun Media Corp., Sr. Sub. Notes                                  B1             9.50         5/15/07         500          512,500
TV Azteca S.A. de CV, (Brazil)
   Gtd. Sr. Notes                                                B1            10.50         2/15/07       1,250 (d)      962,500
   Gtd. Sr. Notes, Ser. A                                        B1            10.125        2/15/04         500 (d)      405,000
Von Hoffmann Press, Inc., Sr. Sub. Notes                         B3            10.875        5/15/07         700          686,000
World Color Press, Inc., Sr. Sub. Notes                          Baa3           8.375       11/15/08       1,250        1,237,500
                                                                                                                     ------------
                                                                                                                       11,913,475
------------------------------------------------------------------------------------------------------------------------------
Metals, Mining & Related--6.3%
AK Steel Corp., Sr. Notes                                        Ba2             9.125      12/15/06         500          497,500
Ameristeel Corp., Sr. Notes                                      Ba3             8.75        4/15/08         500          497,500
Bayou Steel Corp., First Mtge. Notes                             B1              9.50        5/15/08       1,250        1,181,250
Bulong Operation Pty Ltd., Sr. Notes                             B3             12.50       12/15/08         315          316,575
Companhia Vale do Rio Doce., Notes (Brazil)                      NR             10.00        4/02/04         750 (d)      742,500
CSN Iron S.A., Gtd. Notes (Brazil)                               B2              9.125       6/01/07         750 (d)      560,625
Freeport-McMoran Copper & Gold., Sr. Notes                       B3              7.50       11/15/06         480          355,200
Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B              B1             10.875      10/15/06         750          757,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Metals, Mining & Related (cont'd.)
Weirton Steel Corp., Sr. Notes                                   B2            11.375%       7/01/04   $   1,250     $  1,212,500
Wells Aluminum Corp., Sr. Notes, Ser. B                          B2            10.125        6/01/05         440          422,400
                                                                                                                     ------------
                                                                                                                        6,543,550
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--10.9%
American Pad & Paper Co., Sr. Sub. Notes, Ser. B                 Caa1          13.00        11/15/05         350          112,000
APP Int'l. Finance Co., (Indonesia)
   Sec. Notes                                                    Caa1          11.75        10/01/05         500 (d)      320,000
   Sec. Notes                                                    Caa1           3.50         4/30/03         750 (d)      366,600
Aracruz Celulose S.A., Notes (Brazil)                            B2            10.375        1/31/02       1,750 (d)    1,736,875
Bahia Sul Celulose S.A., (Brazil)                                NR            10.625        7/10/04       1,350 (d)    1,242,000
Container Corp. of America,
   Sr. Notes                                                     B2             9.75         4/01/03         500          512,500
   Sr. Notes, Ser. B                                             B2            10.75         5/01/02       1,000        1,040,000
Doman Industries Ltd., (Canada)
   Sr. Notes                                                     Caa1           8.75         3/15/04       1,250 (d)      887,500
   Sr. Sec. Notes                                                B3            12.00         7/01/04       1,000 (d)    1,005,000
Klabin Fabricadora de Papel e Celulose S.A., Gtd. Notes
   (Brazil)                                                      NR            11.00         8/12/04         500 (d)      485,000
Pacifica Papers, Inc., Sr. Notes                                 B1            10.00         3/15/09         750          761,250
Packaging Corp. of America, Sr. Sub. Notes                       B3             9.625        4/01/09         940          947,050
Pindo Deli Finance Mauritius Ltd., Gtd Sr. Notes
   (Indonesia)                                                   Caa1          10.75        10/01/07       1,750 (d)      936,250
Repap New Brunswick, Inc., Sr. Notes (Canada)                    Caa1          10.625        4/15/05         500 (d)      436,250
Tembec Inds, Inc., Gtd. Sr. Notes (Canada)                       Ba3            8.625        6/30/09         500 (d)      490,000
                                                                                                                     ------------
                                                                                                                       11,278,275
------------------------------------------------------------------------------------------------------------------------------
Retail--0.1%
Leslies Poolmart, Inc., Sr. Notes                                B2             10.375       7/15/04         100           96,000
------------------------------------------------------------------------------------------------------------------------------
Technology--11.0%
Advanced Micro Devices, Inc., Sr. Sec. Notes                     B2             11.00        8/01/03         455          410,637
Amkor Technologies, Inc.,
   Sr. Notes                                                     Ba3             9.25        5/01/06       1,500        1,485,000
   Sr. Sub. Notes                                                B2             10.50        5/01/09         500          480,000
Chippac International Ltd., Sr. Sub. Notes                       B3             12.75        8/01/09         365          366,825

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Technology (cont'd)
DecisionOne Holdings Corp.,
   Sr. Disc. Deb., Zero Coupon (until 8/1/02)                    C(c)           11.50%       8/01/08   $   1,000 (e) $      7,500
   Sr. Sub. Notes                                                C(c)            9.75        8/01/07         500           20,000
Exodus Communications, Inc., Sr. Notes                           B-(c)          11.25        7/01/08         990        1,003,650
Fairchild Semiconductor Corp.,
   Sr. Sub. Notes                                                B3             10.375      10/01/07         145          142,825
   Sr. Sub. Notes                                                B3             10.125       3/15/07         745          726,375
Fisher Scientific International, Inc., Sr. Sub. Notes            B3              9.00        2/01/08       1,500        1,402,500
Integrated Circuit Systems, Inc., Sr. Sub. Notes                 B3             11.50        5/15/09         850          816,000
Intersil Corp., Sr. Sub. Notes                                   B3             13.25        8/15/09         500          515,000
Orbital Imaging Corp., Sr. Notes, Ser. D                         NR             11.625       3/01/05         750          510,000
Samsung Electronics America, Inc., Gtd. Notes                    Ba1             9.75        5/01/03       1,500        1,530,000
SCG Holding Corp., Sr. Notes                                     B2             12.00        8/01/09         675          691,875
Zilog, Inc., Sr. Sec. Notes                                      B2              9.50        3/01/05       1,500        1,368,750
                                                                                                                     ------------
                                                                                                                       11,476,937
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--15.0%
American Mobile Satellite, Inc., Sr. Notes                       NR             12.25        4/01/08         500 (e)      355,000
Concentric Network Corp., Sr. Notes                              B-(c)          12.75       12/15/07         750 (e)      757,500
Covad Communications Group, Inc.,
   Sr. Disc. Notes                                               B3             12.50        2/15/09         500          472,500
   Sr. Disc. Notes, Ser. B                                       B3             13.50        3/15/08       1,000          515,000
E Spire Communications Insurance, Sr. Disc. Notes                NR             12.75        4/01/06         500          260,000
GST Network Funding, Inc., Sr. Disc. Notes,
   Zero Coupon (until 5/1/03)                                    NR             10.50        5/01/08       1,500          750,000
GST Telecommunications, Inc., Sr. Sub. Notes,
   Zero Coupon (until 11/15/02)                                  NR             12.75       11/15/07         500          515,000
Hermes Europe Railtel BV, Sr. Notes                              B3             10.375       1/15/09       1,000          975,000
Hyperion Telecommunications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/01)                  B3             13.00        4/15/03         265          223,925
   Sr. Sec. Notes, Ser. B                                        B3             12.25        9/01/04       1,250        1,318,750
ICO Global Commerce, Sr. Notes                                   Caa2           15.00        8/01/05         250 (b)       47,500
Intermedia Communications, Inc.,
   Sr. Notes                                                     B2              8.875      11/01/07         250          219,375
   Sr. Notes                                                     B2              8.60        6/01/08         750          646,875
   Sr. Notes, Ser. B                                             B2              9.50        3/01/09         500          453,750
Iridium Cap. Corp.,
   Gtd. Notes                                                    Caa3           14.00        7/15/05         750 (b)       75,000
   Gtd. Sr. Notes, Ser. D                                        Caa3           10.875       7/15/05         500 (b)       50,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
McLeodUSA, Inc., Sr. Notes                                       B1              9.25%       7/15/07   $     750     $    744,375
PsiNet, Inc.,
   Sr. Notes                                                     B3             11.50       11/01/08         750          761,250
   Sr. Notes                                                     B3             11.00        8/01/09         500          492,500
   Sr. Notes                                                     B3             10.00        2/15/05         500          480,000
RCN Corp.                                                        B3             10.00       10/15/07         500          480,000
RSL Communications Plc.                                          B2              9.875      11/15/09         750          660,000
Teligent, Inc., Sr. Notes                                        Caa1           11.50       12/01/07         750          690,000
Time Warner Telecom LLC, Sr. Notes                               B2              9.75        7/15/08         500          510,000
Verio, Inc.,
   Sr. Notes                                                     B3             11.25       12/01/08         350          358,750
   Sr. Notes                                                     B3             10.375       4/01/05         500          495,000
Viatel, Inc., Sr. Notes                                          Caa1           11.50        3/15/09       1,000          970,000
Winstar Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 10/15/00)                 Caa1           14.00       10/15/05       1,500        1,282,500
                                                                                                                     ------------
                                                                                                                       15,559,550
------------------------------------------------------------------------------------------------------------------------------
Transportation--3.1%
Airtran Airlines, Sr. Sec. Notes, Ser. B                         B2             10.50        4/15/01         500          490,000
Atlas Air, Inc., Sr. Notes                                       B3             10.75        8/01/05         240          242,400
MRS Logisticasa S.A., Sr. Notes (Brazil)                         B(c)           10.625       8/15/05       1,000 (d)      695,000
TFM S.A. De CV,
   Sr. Disc. Notes                                               B2             11.75        6/15/09         750          420,000
   Sr. Notes                                                     B2             10.25        6/15/07         350          311,500
Valujet, Inc., Sr. Notes                                         B3             10.25        4/15/01       1,250        1,062,500
                                                                                                                     ------------
                                                                                                                        3,221,400
------------------------------------------------------------------------------------------------------------------------------
Utilities--0.3%
IEBA-Invers Electric Co., Notes                                  BB(c)           9.00        9/16/04         500          315,000
                                                                                                                     ------------
Total corporate bonds (cost $150,094,572)                                                                             135,151,495
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--1.5%
Republic of Brazil, Bonds                                        B2             11.625       4/15/04       1,020 (d)      956,250
Republic of Brazil, Bonds, FRB                                   B2              5.875       4/15/24       1,000 (d)      637,500
                                                                                                                     ------------
Total foreign government obligations (cost $1,533,396)                                                                  1,593,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moodys       Interest    Maturity                     Value
Description                                                       Rating         Rate        Date      Shares          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS(a)
Fitzgeralds Gaming Corp.                                            --            --            --       12,540     $         12
SF Holding Group, Class C                                           --            --            --        4,070               41
                                                                                                                    ------------
Total common stocks (cost $125)                                                                                               53
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--4.4%
Concentric Network Corp., PIK                                       CCC-(c)       13.50%        --        1,069          983,623
Fairfield Mfg., Inc., Exchangeable, PIK                             B3             11.25        --        1,000          990,000
Fitzgeralds Gaming Corp., Cumulative Redeemable                     NR             15.00        --       10,000           20,000
Granite Broadcasting Corp., Cumulative Exchangeable, PIK            B3             12.75        --          423          410,475
IXC Communications, Inc., Jr. Pfd. Exchangeable Ser.                Caa             6.75        --            1              202
Lady Luck Gaming Corp., Ser. A                                      NR             11.50        --        7,000          294,000
R & B Falcon Corp., Sr. Pref.                                       B-(c)          13.88        --          831          788,999
SF Holdings Group, Inc., Exchangeable, PIK                          NR             13.75        --          125          350,720
Superior Nat'l. Capital Trust                                       B1             10.75        --          750          693,750
                                                                                                                    ------------
Total preferred stocks (cost $5,456,681)                                                                               4,531,769
------------------------------------------------------------------------------------------------------------------------------
WARRANTS(a)--0.3%
American Mobile Satellite Corp., expiring 4/1/08                    --             --           --          280           11,200
Benedek Communications Corp., expiring 7/1/07                       --             --           --        5,500           11,000
Concentric Network Corp., expiring 12/15/07                         --             --           --          255           45,900
MGC Communications, Inc., expiring 10/1/04                          --             --           --          500           44,750
R & B Falcon Corp., expiring 5/1/09                                 --             --           --          800          200,000
                                                                                                                    ------------
Total warrants (cost $17,500)                                                                                            312,850
------------------------------------------------------------------------------------------------------------------------------
Total Investments--136.3%
(cost $157,102,274; Note 3)                                                                                          141,589,917
Liabilities in excess of other assets--(36.3)%                                                                       (37,689,556)
                                                                                                                    ------------
Net Assets--100%                                                                                                    $103,900,361
                                                                                                                    ------------
                                                                                                                    ------------

---------------
      (a) --Non-income-producing security.
      (b) --Represents issuer in default on interest payments;
            non-income-producing security.
      (c) --S&P rating because there is no Moody's Rating.
      (d) --US$ Denominated Foreign Bonds.
      (e) --Consists of more than 1 class of securities traded
            together as a unit; generally bonds with attached stock or warrants.
       NR --Not rated by Moody's or S&P.
      FRB --Floating Rate Bond.
      LLC --Limited Liability Corporation.
     L.P. --Limited Partnership.
      PIK --Payment in Kind.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Statement of Assets and Liabilities
(Unaudited)                                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $157,102,274)..............................................................      $   141,589,917
Cash...................................................................................................              553,425
Interest receivable....................................................................................            4,093,521
Receivable for investments sold........................................................................              630,967
Other assets...........................................................................................               59,999
                                                                                                             ------------------
   Total assets........................................................................................          146,927,829
                                                                                                             ------------------
Liabilities
Loan payable (Note 4)..................................................................................           40,000,000
Payable for investments purchased......................................................................            1,285,656
Dividends payable......................................................................................            1,108,271
Loan interest payable (Note 4).........................................................................              484,031
Accrued expenses.......................................................................................               69,063
Advisory fee payable...................................................................................               43,617
Deferred directors' fees...............................................................................               19,383
Administration fee payable.............................................................................               17,447
                                                                                                             ------------------
   Total liabilities...................................................................................           43,027,468
                                                                                                             ------------------
Net Assets.............................................................................................      $   103,900,361
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................      $       152,644
   Paid-in capital in excess of par....................................................................          129,579,422
                                                                                                             ------------------
                                                                                                                 129,732,066
   Undistributed net investment income.................................................................              802,319
   Accumulated net realized loss on investments........................................................          (11,121,667   )
   Net unrealized depreciation of investments..........................................................          (15,512,357   )
                                                                                                             ------------------
   Net assets, September 30, 1999......................................................................      $   103,900,361
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value per share ($103,900,361 / 15,264,445 shares of common stock issued and outstanding)....                   $6.81
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

THE HIGH YIELD PLUS FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
                                              September 30,
Net Investment Income                              1999
Income
   Interest..............................      $  8,451,571
   Dividends.............................           143,773
                                            ------------------
                                                  8,595,344
                                            ------------------
Expenses
   Investment advisory fee...............           277,555
   Administration fee....................           111,022
   Custodian's fees and expenses.........            61,000
   Transfer agent's fees and expenses....            34,000
   Legal fees and expenses...............            33,000
   Reports to shareholders...............            26,000
   Audit fee and expenses................            14,000
   Directors' fees and expenses..........             7,000
   Miscellaneous.........................            17,411
                                            ------------------
      Total operating expenses...........           580,988
   Loan interest expense (Note 4)........         1,246,871
                                            ------------------
      Total expenses.....................         1,827,859
                                            ------------------
Net investment income....................         6,767,485
                                            ------------------
Realized and Unrealized
Loss on Investments
Net realized loss on investment
   transactions..........................        (3,823,596)
Net change in unrealized depreciation of
   investments...........................        (4,814,744)
                                            ------------------
Net loss on investments..................        (8,638,340)
                                            ------------------
Net Decrease in Net Assets
Resulting from Operations................      $ (1,870,855)
                                            ------------------
                                            ------------------

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                   September
                                                      30,
Increase (Decrease) in Cash                           1999
Cash flows provided from operating activities
   Interest and dividends received (excluding
      discount amortization of $889,965)........  $ 7,467,643
   Operating expenses paid......................     (141,999)
   Loan interest and commitment fee paid........   (1,432,133)
   Purchases of long-term portfolio
      investments...............................  (59,927,748)
   Proceeds from disposition of long-term
      portfolio investments.....................   59,469,456
   Deferred expenses and other assets...........         (110)
                                                  ------------
   Net cash provided from operating
      activities................................    5,435,109
                                                  ------------
Cash used for financing activities
   Net increase in notes payable................    5,000,000
   Cash dividends paid (excluding reinvestment
      of dividends of $405,330).................   (6,217,782)
                                                  ------------
   Net cash used for financing activities.......   (1,217,782)
                                                  ------------
   Net increase in cash.........................    4,217,327
   Cash (overdraft) at beginning of period......   (3,663,902)
                                                  ------------
   Cash at end of period........................  $   553,425
                                                  ------------
                                                  ------------
Reconciliation of Net Decrease in Net Assets
to Net Cash Provided from Operating Activities
Net decrease in net assets resulting from
   operations...................................  $(1,870,856)
                                                  ------------
Increase in investments.........................   (1,033,320)
Net realized loss on investment transactions....    3,823,596
Net change in unrealized depreciation of
   investments..................................    4,814,744
Decrease in receivable for investments sold.....    1,360,359
Increase in interest and dividends receivable...     (237,736)
Increase in deferred expenses and other
   assets.......................................         (110)
Decrease in payable for investments purchased...   (1,675,295)
Increase in accrued expenses and other
   liabilities..................................      253,727
                                                  ------------
   Total adjustments............................    7,305,965
                                                  ------------
   Net cash provided from operating
      activities................................  $ 5,435,109
                                                  ------------
                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                     Ended
                                   September         Year Ended
Increase (Decrease)                   30,            March 31,
in Net Assets                         1999              1999
                                  ------------      ------------
Operations
   Net investment income.......   $  6,767,485      $ 10,941,903
   Net realized loss on
      investment
      transactions.............     (3,823,596)       (4,154,864)
   Net change in unrealized
      depreciation of
      investments..............     (4,814,744)      (13,817,809)
                                  ------------      ------------
   Net decrease in net assets
      resulting from
      operations...............     (1,870,855)       (7,030,770)
Dividends from net investment
   income......................     (6,627,425)      (10,590,243)
Net proceeds from rights
   offering of Fund shares.....        --             24,581,103
Value of Fund shares issued to
   shareholders in reinvestment
   of dividends................        405,330           474,849
                                  ------------      ------------
Total increase (decrease)......     (8,092,950)        7,434,939
Net Assets
Beginning of period............    111,993,311       104,558,372
                                  ------------      ------------
End of period(a)...............   $103,900,361      $111,993,311
                                  ------------      ------------
                                  ------------      ------------
---------------
(a) Includes undistributed net
    investment income of.......   $    802,319      $    662,259
                                  ------------      ------------

THE HIGH YIELD PLUS FUND, INC.
Notes to Financial Statements (Unaudited)
------------------------------------------------------------

The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the 'Investment Adviser'). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements (Unaudited)         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements; stated coupon rate, original issue discount and market discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to declare and pay dividends of net investment income monthly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has agreements with the Investment Adviser and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.

------------------------------------------------------------
Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 1999, were $58,252,453 and $58,109,097, respectively.

The federal income tax basis of the Fund's investments, as of September 30, 1999, was $157,222,274 and, accordingly, net unrealized depreciation for federal income tax purposes was $15,635,683 (gross unrealized appreciation--$1,317,530; gross unrealized depreciation--($16,953,213).

For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 1999 of approximately $3,646,000 of which $1,337,000 expires in 2003, $1,806,000 expires in 2004 and $503,000 expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected to treat net capital losses of approximately $3,378,600 incurred in the five month period ended March 31, 1999 as having incurred in this fiscal year.

------------------------------------------------------------
Note 4. Borrowings

The Fund has a credit agreement with two unaffiliated lenders. The maximum commitment under this agreement is $50,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The average daily balance outstanding during the six months ended September 30, 1999 was $44,000,000 at a weighted average interest rate of 5.63%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 1999 was $47,000,000. The current borrowings of $40,000,000 (at a weighted average interest rate of 5.84%) mature throughout the period from October 8, 1999 to February 4, 2000.

The Fund has paid commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility. Commitment fees are included in 'Loan Interest' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

------------------------------------------------------------
Note 5. Capital

There are 100 million shares of $.01 par value common stock authorized. During the six months ended September 30, 1999 and the fiscal year ended March 31, 1999, the Fund issued 55,649 and 60,734 shares in connection with reinvestment of dividends, respectively.

------------------------------------------------------------
Note 6. Dividends

On August 23, 1999 the Board of Directors of the Fund declared dividends of $0.0725 per share payable on October 8, November 5 and December 10 to shareholders of record on September 30, October 29 and November 30, respectively.
--------------------------------------------------------------------------------
See Notes to Financial Statements      15

Financial Highlights (Unaudited)                  THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended                           Year Ended March 31,
                                                      September 30,     ---------------------------------------------------------
                                                          1999            1999         1998        1997        1996        1995
                                                      -------------     --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $    7.36       $   9.21     $   8.54     $  8.44     $  7.85     $  8.38
                                                      -------------     --------     --------     -------     -------     -------
Income from investment operations
Net investment income...............................          .44            .88          .84         .82         .84         .87
Net realized and unrealized gain (loss) on
   investments......................................         (.55)         (1.59)         .67         .12         .59        (.54)
                                                      -------------     --------     --------     -------     -------     -------
   Total from investment operations.................         (.11)          (.71)        1.51         .94        1.43         .33
                                                      -------------     --------     --------     -------     -------     -------
Less dividends and distributions
Dividends from net investment income................         (.44)          (.88)        (.84)       (.82)       (.84)       (.86)
Distributions in excess of net investment income....           --             --           --        (.02)         --          --
                                                      -------------     --------     --------     -------     -------     -------
   Total dividends..................................         (.44)          (.88)        (.84)       (.84)       (.84)       (.86)
                                                      -------------     --------     --------     -------     -------     -------
   Capital change in respect to issuance of
      shares........................................           --           (.26)          --          --          --          --
                                                      -------------     --------     --------     -------     -------     -------
Net asset value, end of period(a)...................    $    6.81       $   7.36     $   9.21     $  8.54     $  8.44     $  7.85
                                                      -------------     --------     --------     -------     -------     -------
                                                      -------------     --------     --------     -------     -------     -------
Market price per share, end of period(a)............    $    7.25       $ 7.1875     $  9.125     $  9.00     $  8.75     $  8.00
                                                      -------------     --------     --------     -------     -------     -------
                                                      -------------     --------     --------     -------     -------     -------
TOTAL INVESTMENT RETURN(b):.........................         6.93%        (12.36)%      11.25%      13.38%      20.80%       6.33%
                                                      -------------     --------     --------     -------     -------     -------
                                                      -------------     --------     --------     -------     -------     -------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).............    $ 103,900       $111,993     $104,558     $96,042     $94,091     $86,704
Average net assets (000 omitted)....................    $ 108,571       $ 94,437     $100,766     $95,946     $92,855     $87,734
Ratio to average net assets:
   Expenses, before loan interest, commitment fees
      and nonrecurring expenses.....................         1.07%(c)       1.11%        1.07%       1.08%       1.01%       1.11%
   Total expenses...................................         3.37%(c)       3.14%        2.44%       2.32%       2.29%       2.71%
   Net investment income............................        12.47%(c)      11.60%        9.41%       9.63%      10.18%      10.90%
Portfolio turnover rate.............................           39%            94%         112%         60%         60%         47%
Total debt outstanding at end of period (000
   omitted).........................................    $  40,000       $ 35,000     $ 30,000     $18,000     $17,000     $19,000
Asset coverage per $1,000 of debt outstanding.......    $   3,598       $  4,204     $  4,485     $ 6,336     $ 6,535     $ 5,563

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.
(c) Annualized.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Supplemental Proxy Information (Unaudited)        THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
The annual meeting of shareholders of The High Yield Plus Fund, Inc. was held on August 23, 1999 at the offices of Prudential Investments Fund Management LLC, 751 Broad Street, Newark, New Jersey. The meeting was held for the following purposes:

(1)       To elect the following director to serve as follows:

                     Director                Class         Term        Expiring
          -----------------------------      ------      --------      ---------
          Douglas H. McCorkindale              II        3 years         2002

          Directors whose term of office continued beyond this meeting are Eugene C. Dorsey and Thomas T. Mooney.

(2) To approve the proposed changes to the Fund's fundamental investment restrictions, including:
          (A) Minor wording changes in the Fund's fundamental investment restriction on underwriting securities.
          (B) Clarification in wording of the Fund's fundamental restriction on portfolio diversification with respect to 75% of the Fund's total assets.
          (C) Clarification of the Fund's fundamental restriction regarding real estate investments and the types of real estate related securities in which the Fund may invest.
          (D) Modification of the Fund's fundamental restriction on investing in commodities to broaden the exception to the prohibition on buying and selling physical commodities to cover all financial derivative instruments.
          (E) Elimination of the Fund's fundamental restriction on investments in oil, gas and mineral programs.
          (F) Elimination of the Fund's fundamental restriction on investing in companies for the purpose of exercising control or management.
          (G) Elimination of the Fund's fundamental restriction on purchasing securities issued by other investment companies.
          (H) Elimination of the Fund's fundamental restriction on selling securities short.
(3) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending March 31, 2000.

The results of the proxy solicitation on the above matters were as follows:

                Director/Matter            Votes for      Votes against      Votes withheld      Abstentions
          ----------------------------     ----------     --------------     ---------------     ------------
(1)       Douglas H. McCorkindale          8,309,513            --               321,845              --
(2)       Amendment of investment
          restrictions
          (A)                              8,113,855         128,175             274,631              --
          (B)                              8,403,785         456,576             284,237              --
          (C)                              8,250,254         608,116             275,320              --
          (D)                              8,162,417         864,281             287,120              --
          (E)                              8,077,868         770,188             218,001              --
          (F)                              8,155,486         671,109             300,602              --
          (G)                              8,219,050         621,142             254,491              --
          (H)                              8,015,202         187,184             282,313              --
(3)       PricewaterhouseCoopers LLP       8,295,886         140,901               --              172,259

--------------------------------------------------------------------------------
                                       17

Other Information (Unaudited)                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------

Directors
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September
30, 1999, were not audited and, accordingly, no opinion is expressed on them.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

429906100